SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         August 25, 2004
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                          Georgian Bancorporation, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

         Georgia                        000-50717                58-2531498
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                               3270 Florence Road
                         Powder Springs, Georgia  30127
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code       (770) 943-1400
                                                 -------------------------------


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.     OTHER EVENTS

     On August 25, 2004, Georgian Bancorporation, Inc. (the "Company") issued a press release announcing its intent to engage in a going-private transaction. The transaction will provide for the payment of $15.00 per share in cash to record holders of 2,000 or fewer shares of its common stock. A press release describing the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM  9.01.    EXHIBITS

     The following exhibit is filed as part of this report:

     Exhibit            Description
     -------            -----------

     99.1               Press  release  dated  August  25,  2004


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               GEORGIAN BANCORPORATION, INC.


Date:  August  25,  2004       By:  /s/  Philip  H.  Ekern
                                    -------------------------------------
                                    Philip  H.  Ekern
                                    Chief  Financial  Officer


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